2023 Annual Shareholders’ Meeting May 17, 2023 NASDAQ: FVCB

Forward-Looking Statements; Non-GAAP Information 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited, statements of goals, intentions, and expectations as to future trends, plans, events or results of FVCB’s operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in FVCB’s market, interest rates and interest rate policy, competitive factors, and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. These forward-looking statements are based on current beliefs that involve significant risks, uncertainties, and assumptions. Factors that could cause FVCB’s actual results to differ materially from those indicated in these forward-looking statements, include, but are not limited to: the impact of the COVID-19 pandemic and associated efforts to limit the spread of the virus; general business and economic conditions nationally or in the markets that FVCB serves; changes in the level of FVCB’s nonperforming assets and charge-offs; changes in the assumptions underlying the establishment of reserves for possible loan losses; FVCB’s management of risks inherent in its real estate loan portfolio, and the risk of a prolonged downturn in the real estate market, which could impair the value of FVCB’s collateral and the ability to sell collateral upon any foreclosure; credit risk, market risk, and liquidity risk affecting FVCB’s securities portfolio, as well as changes in the estimates used to value the securities in the portfolio; geopolitical conditions, including acts or threats of terrorism, or actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rate, market and monetary fluctuations; the impact of changes in financial services policies, laws and regulations, including laws, regulations and policies concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; technological changes, including potential exposure to fraud, negligence, computer theft and cyber-crime; and the risk factors and other cautionary language included in FVCB’s Annual Report on Form 10-K for the year ended December 31, 2022 and in other periodic and current reports filed with the Securities and Exchange Commission. Because of these uncertainties and the assumptions on which the forward-looking statements are based, actual operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. FVCB’s past results are not necessarily indicative of future performance. Use of Non-GAAP Financial Measures This presentation includes certain financial information that is calculated and presented on the basis of methodologies that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP financial measures include pre-tax pre-provision return on average assets, pre-tax pre-provision return on average equity, tangible book value, tangible common equity, tangible assets and efficiency ratio. The non-GAAP financial measures included in this presentation do not replace the presentation of FVCB’s GAAP financial results, should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. These measurements provide supplemental information to assist management, as well as certain investors, in analyzing FVCB’s core business, capital position and results of operations. FVCB has chosen to provide this additional information to investors because it believes that these measures are meaningful in assisting investors to evaluate FVCB’s core ongoing operations, results and financial condition. Reconciliations of the non-GAAP financial measures provided in this presentation to the most directly comparable GAAP measures can be found in the appendix of this presentation.

3 (1) Financial data as of the quarter ended March 31, 2023, unless otherwise noted (2) Nonperforming assets defined as nonaccruals, loans past-due 90 days or more, and other real estate owned. (3) Non-GAAP financial measure. See the reconciliation included in the appendix to this presentation. (4) CAGR % for Total Deposits is based on data from June 30, 2017, and March 31, 2023. (5) Financial data as of and for the year ended December 31, 2022, unless otherwise noted. Company Snapshot 2 1 3 5 4 8 6 7 9 LPO

FVCB Business Strategy FVCB aims to capitalize on market opportunities while maintaining disciplined and comprehensive credit underwriting. FVCB’s focus on providing high-touch, responsive, relationship-based client service allows it to compete effectively and exceed the needs of customers. Opportunity Blueprint for Success Organic Growth • Focus on relationships, generating “sticky” sustainable, core deposits. • Continue to bolster existing market share. • Hire seasoned lenders to scalable lending structure. Opportunistic Growth • Explore potential strategic combinations. • Cultivate relationships with institutional investors. • Capitalize on attracting experienced bankers and new customers. Maintain Credit Quality • Strong risk management culture. • Disciplined underwriting. • Constantly managing and overseeing credit quality. Superior Technology • Leverage technology to improve efficiencies across bank processes. • Partnering with FinTech to expand digital banking products and services to attract larger, sophisticated commercial clients. Profitability • Continued growth of return on assets and return on equity. • Enhance net interest income. • Leverage strong infrastructure to enhance efficient growth. 4

Technology Deployment Driving Top-Tier Performance Embracing technology to leverage capacity and grow market share. *FVCbankcorp, Inc. has invested in KlariVis and JAM FINTOP Blockchain (the Fund). Strategically Aligned Solutions • Loan origination platform provides paperless workflow solution and automates approval process and tickler tracking. • Automated borrowing base certification process (Accounts Receivable Financing) streamlines process for government contracting customers and lender. • Automated warehouse lending platform allows timely response with limited resources. • Automated construction loan functionality for lender, borrower, title insurance and inspector. • Loan decisioning module for small business lending. • Online deposit account opening for consumers. • Zelle for customers who use peer-to-peer digital payment processing. • Enterprise-wide data analytics functionality (KlariVis)* which provides: • Immediate access to better communicate and respond to customers. • Dashboards to easily analyze activity for all areas of the Bank. • Board reports without requiring preparation. • Robotic process automation have reduced risk of error and reduced processing time from hours to minutes. Collectively hundreds of hours have been saved on daily, weekly, monthly and periodic repetitive manual processes. • FinTech investment in cutting-edge (JAM FINTOP)* Blockchain Fund. 5

$1,053 $1,153 $1,537 $1,821 $2,203 $2,344 $199 2017 2018 2019 2020 2021 2022 Total Assets ($M) Total Loans, Net of Fees ($M) Total Deposits ($M) CAGR: 17.4% CAGR: 15.7% CAGR: 12.7% Organic YOY Growth Rate Organic YOY Growth Rate1 Organic YOY Growth Rate Track Record of Exceptional Growth and Strong Profitability Relationship Driven Model Continues to Create Balance Sheet Leverage (1) Organic Year-over-Year Loan Growth excludes PPP Loan originations. 15.7% 11.8% 29.0% 2.4% 12.4% 24.7% 29.8% 1.7% 25.6% 19.1% 23.0% (2.9%) Organic Growth Colombo/PPP 6 15.8% 9.5% 33.3% 18.5% 21.0% 6.4% $1,007 $1,024 $1,286 $1,532 $1,884 $1,830 $138 2017 2018 2019 2020 2021 2022 $889 $994 $1,282 $1,313 $1,476 $1,840 $143 $153 $28 2017 2018 2019 2020 2021 2022

(1) Non-GAAP financial measure. (2) Excludes one-time transaction costs of $3.3 million for 2018, $0.13 million for 2019, $0.68 million for 2020, $1.8 million for 2021, and $0.13 million for 2022. Pre-Tax Pre-Provision Income ($M)1 Operating Efficiency Ratio (%)1 Net Interest Margin (%) Track Record of Exceptional Growth and Strong Profitability Stable Margin and Improving Efficiency Produce An Attractive Earnings Stream 7 Drivers of Earnings Growth: • Robust market opportunities with relationship driven growth strategy • Technology and operating efficiencies provide ability to scale • Core deposit relationships, commitment to technology and high touch service 3.43% 3.51% 3.48% 3.28% 3.09% 3.19% 2017 2018 ² 2019 ² 2020 ² 2021 ² 2022 ² 55.2% 55.1% 56.8% 54.5% 53.2% 50.4% 2017 2018 ² 2019 ² 2020 ² 2021 ² 2022 ² $15.7 $18.8 $21.9 $25.2 $29.5 $33.7 2017 2018 ² 2019 ² 2020 ² 2021 ² 2022 ²

Experienced Leadership Team

Management Team With Strong Ties to The Market…

FVCB's executive management team consists of seven officers with 210 years of combined experience in the Washington, D.C. metropolitan area

- David Pijor was the founding Chairman of the Board of James Monroe Bancorp, which opened in June 1998 in Arlington, VA, and was instrumental in the growth and strategic direction of the bank until its sale to Mercantile Bankshares Corporation in 2006 for $143.8 million

Name	Current Position	Prior Community Bank Experience	Years Experience	Years at FVCB
David W. Pijor	Chairman & CEO, Company and Bank	James Monroe Bancorp	23	15
Patricia A. Ferrick	President, Company and Bank	Southern Financial Bancorp, Potomac Bank of Virginia	35	15
B. Todd Dempsey	EVP and Chief Operating Officer, Company and Bank	United Bank	41	15
William G. Byers	EVP and Chief Lending Officer, Company and Bank	Middleburg Bank, Century National Bank	28	11
Michael G. Nassy	EVP and Chief Credit Officer, Company and Bank	City First Bank of DC, National Cooperative Bank	22	10
Sharon L. Jackson	EVP and Chief Banking Officer, Company and Bank	MainStreet Bank	36	6
Jennifer L. Deacon	EVP and Chief Financial Officer, Company and Bank	Cardinal Financial Corp.	25	5

FVCBankcorp, Inc.

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Experienced Leadership Team

...Governed and Supported By An Exceptional Board

David Pijor
Chairman & CEO

- Served as Chairman of the Board and CEO of FVCB since its organization
- Lead organizer, Chairman of the Board and General Counsel of James Monroe Bank from its inception to sale to Mercantile Bankshares

L. Burwell Gunn Jr.
Vice Chairman

- Served as Vice Chairman of the Board since 2015
- Served as President and COO of FVCB from 2008 to 2013
- Served as CEO and President of Cardinal Bank from 1997 to 1999

	Bio
Patricia Ferrick President & Director	• Serves as President of the Bank and Company • CFO and EVP from FVCB's inception until June 2017 • Former auditor at KPMG
Scott Laughlin Director	• Co-owner of LMO Advertising • Advisor at First Juice, Inc. and Ardent Capital
Tom Patterson Director	• Former Attorney with Linowes and Blocher, LLP • Served as Director at James Monroe Bank • Vice President of Friendship Place non-profit
Devin Satz Director	• Founder of Synchronous Knowledge, Inc. until its sale to IMS Health Incorporated in 2005 • Retired from the U.S. Air Force in 1999
Larry Schwartz Director	• Retired Partner with PBMares LLP • Former Director of Annapolis Bancorp
Marc Duber Director	• EVP and COO of The Bernstein Companies • Serves as Director of MedStar Health, Inc. • Served as Chairman of the Board of Trustees – American University

	Bio
Meena Krishnan Director	• Joined the Board January 2021 • Founder, President and Chief Executive Officer of Inoventures, LLC and SciMetrika, LLC, a subsidiary of Inoventures, LLC
Sidney Simmonds Director	• President of Simmonds & Klima, Ltd • Served as Chairman of the Board at 1st Commonwealth Bank of Virginia • Served as Director of Bank of Northern Virginia
Daniel Testa Director	• Owner, President and CEO of TCI since 1980 • Serves as Director of Advanced Solutions International
Phillip Wills Director	• Manages various Wills family real estate development firms • Co-founded Church Investments and Consolidated Green Services
Steven Wiltse Director	• Partner and Co-founder of Argy, Wiltse & Robinson, P.C. • Served as Director at Cardinal Financial Corp

FVCBankcorp, Inc.
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10 Positioning For Future Growth • 16 loan officers with deep connections to the markets; average experience of over 20 years. • Focused effort on commercial, real estate and small business, including government contracting. • Total loans originated during 2022 totaled $573.8 million. • Medium to small average loan balance helps mitigate risk: ‒ C&I average loan size: $432,341 ‒ CRE average loan size: $1.89 million Well Diversified Commercial Portfolio

Strong Core Deposit Base • Full-service relationships continue to drive core deposit growth: ‒ Approximately three quarters of the commercial loan portfolio retains a deposit relationship with the bank. • Growth in commercial accounts provide cross selling opportunities with FVCB’s technology investment: ‒ $1.25 billion in commercial deposits, across 7,230 accounts. ‒ Total cost of interest-bearing deposits for 2022 was 0.95%. ‒ Treasury management tools and high-touch service allows FVCB to compete for larger clients. • $103.6 million in public funds at an average rate of 2.30% as of December 31, 2022. 11

Quarter Ended March 31, 2023 First Quarter Selected Highlights • Fortified and Well Capitalized Balance Sheet • FVCBank (the “Bank”) has a resilient balance sheet with Tangible Common Equity ("TCE") to Total Assets ("TA") ratio of 8.92% at March 31, 2023. • The Company’s investment securities are classified as available-for-sale, and therefore, the decrease in market value of these securities is fully reflected in the TCE/TA ratio. • All of the Company’s regulatory capital components and ratios are well in excess of thresholds required to be considered "well capitalized" with total risk-based capital to risk-weighted assets of 13.53% at March 31, 2023. • Quarter-Over-Quarter and Year-Over-Year Deposit Growth • Total deposits increased $80.2 million, or 4%, to $1.91 billion at March 31, 2023, from $1.83 billion at December 31, 2022, and increased $91.0 million, or 5%, from March 31, 2022. • Deposits, excluding wholesale deposits, increased $14.9 million during the quarter ended March 31, 2023. • Low Uninsured Deposit Metrics Compared to Peers • As of March 31, 2023, estimated uninsured deposits improved to 32.5% of total deposits from 39.7% at December 31, 2022. The Company has sufficient capital and liquidity resources to satisfy these obligations. 12

Quarter Ended March 31, 2023 (continued) • Diverse Sources of Available Liquidity • At March 31, 2023, the Company’s liquidity position, which includes cash totaling $144.9 million, unencumbered investment securities totaling $95.6 million, and available unsecured and secured borrowing capacity totaling $524.9 million, was significantly in excess of its estimated uninsured deposits totaling $621.8 million, or 123% of uninsured deposits. • The Company has the ability to access the Federal Reserve’s new Bank Term Funding Program (“BTFP”), which would increase borrowing capacity by $15.6 million. The Company did not access the BTFP facility during the first quarter of 2023. • Adoption of Current Expected Credit Losses Model. • The Company adopted Accounting Standards Update 2016-13 (“CECL”) on January 1, 2023. • As a result, the Company’s combined allowance for credit losses (“ACL”) to loans, net of fees, increased from 0.87% at December 31, 2022, to 1.07% on January 1, 2023, the date of adoption. At March 31, 2023, the combined allowance for credit losses to total loans when excluding its mortgage company warehouse lines was 1.11%. 13 (1) Non-GAAP financial measure.

Quarter Ended March 31, 2023 (continued) • Continued Solid Credit Quality • Nonperforming loans to total assets remained at 0.19% for December 31, 2022, and March 31, 2023. • The Company recorded net recoveries of $23 thousand, or (0.01)% of average loans in the first quarter of 2023. • The loan portfolio has and will continue to be managed in a disciplined manner. The Company has comprehensive policies to monitor, measure and mitigate its loan concentrations within the portfolio, including rigorous credit approval, monitoring and administrative practices. 14 (1) Non-GAAP financial measure.

The L. Burwell Gunn Citizenship Award Each year, FVCBank identifies one or more nonprofit organizations to award funds from the L. Burwell Gunn Citizenship Award to support these organizations ongoing efforts to help the communities we serve. This year’s recipient is… SPARC provides essential day programs for adults with disabilities at five locations in Northern Virginia. They offer the same supportive structure and continued education that its participants enjoyed in school and provide a variety of educational services in the form of leisure learning that allows participants to work on life skills while socializing with a community of peers. The SPARC day is filled with activities that presume competence and appeal to each individual’s interests. They set the stage for learning skills and habits that improve life for their club participants and their families. With an inspiring vision to support the families of adults with disabilities, FVCBank is proud to award the 2023 L. Burwell Gunn Citizenship Award to SPARC. 15

2023 Annual Shareholders’ Meeting May 17, 2023 NASDAQ: FVCB

FVCB Franchise History

Since inception, FVCbank has successfully executed a strategic plan focused on organic growth and opportunistic acquisitions without compromising asset quality or financial discipline.

2007 | 2010 | 2012 | 2013 | 2015 | 2016 | 2017 | 2018 | 2021 | 2022

November 2007
FVCbank is established
$23mm offering @ $10 per share ($5.12 per share split adjusted) raised in 8 weeks

Q1 2010
Reached sustained profitability

September 2010
Follow-On Offering #1
$6.3mm @ $12.50 per share ($6.40 per share split adjusted)

February 2012
Follow-On Offering #2
$6.7mm @ $13.00/$13.50 per share ($6.66/$6.91 per share split adjusted)[1]

October 2012
Completed acquisition of 1st Commonwealth Bank of Virginia in Arlington, VA

June 2013
Follow-On Offering #3
$21.9mm @ $13.50 per share ($6.91 per share split adjusted)

April / May 2015
Five for Four Stock Split quoted on OTCQX

October 2015
Formed FVCBankcorp Holding Company

May / June 2016
Five for Four Stock Split

June 2016
$25.0mm 6% Sub Debt

August 2017
Private Reg. D Offering
$10.0mm @ $20.00 per share ($16.00 per share split adjusted)

September 2017
Five for Four Stock Split

May 2018
Announced acquisition of Colombo Bank in Rockville, MD

September 2018
Initial Public Offering
$36.9mm @ $20.00 per share

October 2018
Completed acquisition of Colombo Bank in Rockville, MD

January 2021
$1.0mm Investment in KlariVis, an innovative interactive solution software

August 2021
Announced acquisition of membership interest in Atlantic Coast Mortgage, LLC

March 2022
$1.0mm investment in JAM FINTOP Blockchain

June 2022
Added to Russell 2000 Index
Record Quarterly Loan Growth

September 2022
Named to Piper Sandler 2022 'Sm-All-Stars Class'

December 2022
Five for Four Stock Split

(1) $13.00 for existing shareholders, $13.50 for new shares offered to the public.
Source: S&P Global Market Intelligence; Company documents.

FVCBankcorp, Inc.

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Appendix: Non-GAAP Financial Measures 18 * Amounts for all periods reflect the effect of a 25% stock dividend declared on December 15, 2022, for shareholders of record on January 9, 2023, payable on January 31, 2023.

Appendix: Non-GAAP Financial Measures 19 * Amounts for all periods reflect the effect of a 25% stock dividend declared on December 15, 2022, for shareholders of record on January 9, 2023, payable on January 31, 2023.